                                                                   Exhibit 10.11

                     PERFORMANCE SHARE UNIT AWARD AGREEMENT

      This Performance Share Unit Award Agreement ("Agreement") is entered into effective as of ________________ the "Grant Date"), by and between Waste Management, Inc., a Delaware corporation (together with its Subsidiaries and Affiliates, the "Company"), and_____________________ (the "Employee"), pursuant to the Waste Management, Inc. 2004 Stock Incentive Plan (the "Plan"). Employee and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

      1. Grant. In accordance with the terms of the Plan, the Company hereby grants to the Employee a Performance Share Unit Award (the "Award") subject to the terms and conditions set forth herein. Performance Share Units are notational units of measurement denominated in shares of common stock of Waste Management, Inc., $.01 par value, ("Common Stock"), subject to the conditions and restrictions on transferability set forth below and in the Plan.

      2. Performance Vesting Requirement.

            (a) The "Performance Period" for this Award shall be the 36-month period commencing on _______________ and ending on _________________. The
      Award shall be subject to performance vesting requirements based upon the achievement of the Performance Target specified below, subject to certification of the degree of achievement of such Performance Target by the Committee pursuant to Section 7 of the Plan.

            (b) The measurement tool for determining level of achievement shall be the average Return on Invested Capital ("ROIC") for the 36-month period beginning _______________ and ending _________________. ROIC is defined to mean (i) the Company's average "as reported" Net Operating Profit After Taxes ("NOPAT") for the Performance Period, divided by (ii) the Company's average Invested Capital for the Performance Period. For purposes of this Agreement, the average ROIC for the Performance Period will be calculated using the following equation:

                     (2005 NOPAT + 2006 NOPAT + 2007 NOPAT)
     (2005 Invested Capital + 2006 Invested Capital + 2007 Invested Capital)

      3. Determining Number of Performance Share Units Earned.

            (a) The "Target Award" for Employee under this Agreement is________________ Performance Share Units. The actual number of Performance Share Units earned by Employee will be determined as described below, based upon the actual achievement of ROIC for the Performance Period. The "Threshold ROIC" is the minimum ROIC that must be achieved to qualify for any Award; "Target ROIC" is the expected achievement in ROIC; and "Maximum ROIC" is the maximum ROIC that could be achieved that would result in an increase in the number of Performance Share Units earned under this Award. These targets will be announced to Employee by March 15, 2005, following calculation of year-end financial reporting for 2004. Subject to adjustment pursuant to Subsection 3(b), 3(c) and 3(d), each such percentage correlates to a number of Performance Share Units that may be earned under this Award, as follows:

Average ROIC Achieved During
   Performance Period         Resulting Performance Share Units Earned
----------------------------  ----------------------------------------
     Threshold ROIC                     50% of Target Award
       Target ROIC                      100% of Target Award
      Maximum ROIC                      200% of Target Award

            (b) In the event that the Company's actual performance does not meet the Threshold ROIC, no Performance Shares Units shall be earned under this Award.

            (c) If the Company's actual ROIC for the Performance Period is between Threshold ROIC and Target ROIC, the number of Performance Share Units earned shall equal to the sum of (i) the Performance Shares Units for achievement of Threshold ROIC plus (ii) the number of Performance Shares determined under the following formula:

                             (TAS - TS) X (AP - TP)
                                          ---------
                                           TAP - TP

      TAS = Performance Share Units earned for achievement of the Target ROIC.

      TS = Performance Share Units earned for achievement of the Threshold ROIC.

      AP = Company's actual ROIC.

      TP = Threshold ROIC.

      TAP = Target ROIC.

            (d) If the Company's actual ROIC for the Performance Period is between Target ROIC and Maximum ROIC, the number of Performance Share Units earned shall equal to the sum of (i) the Performance Share Units earned for achievement of Target ROIC plus (ii) the number of Performance Share Units determined under the following formula:

                            (MS - TAS) X (AP - TAP)
                                          ---------
                                           MP - TAP

      MS = Performance Share Units earned for achievement of the Maximum ROIC.

      TAS = Performance Share Units earned for achievement of the Target ROIC.

      AP = Company's actual ROIC.

      TAP = Target ROIC.

      MP = Maximum ROIC.

      4. Timing and Form of Payout. Except as hereinafter provided, after the end of the Performance Period, the Employee shall be entitled to receive his total number of Performance

Shares Units determined under Section 3. Unless timely deferred by Employee in accordance with Section 9, upon vesting, each Performance Share Unit will be settled by payment of one share of Common Stock, free of any restrictions. Payment of such shares of Common Stock shall be made as soon as administratively feasible after the Committee certifies the actual performance of the Company during the Performance Period.

      5. Termination of Employment Due to Death, Retirement or Disability. Upon Termination of Employment from the Company by reason of Employee's death, retirement or disability (as determined by the Committee), the Employee (or in the case of Employee's death, the Employee's beneficiary) shall be entitled to receive the Performance Share Units the Employee would have been entitled to under Section 3 if he had remained employed until the last day of the Performance Period. Unless directed otherwise pursuant to Employee's deferral election, the delivery of shares of Common Stock in satisfaction of such Performance Share Units shall be made as soon as administratively feasible after the end of the Performance Period.

      6. Involuntary Termination of Employment Without Cause by the Company. Upon involuntary Termination of Employment from the Company without Cause by the Company, the Employee shall be entitled to receive the Performance Share Units the Employee would have been entitled to under Section 3 if he had remained employed until the last day of the Performance Period, prorated for the number of days he was employed during the Performance Period. Unless directed otherwise pursuant to Employee's deferral election, the delivery of shares of Common Stock in satisfaction of such Performance Share Units shall be made as soon as administratively feasible after the end of the Performance Period.

      7. Termination of Employment for Any Other Reason. Except as provided in Sections 5 and 6, the Employee must be an employee of the Company continuously from the date of this Award until the last day of the Performance Period to be entitled to receive any shares of Common Stock with respect to any Performance Share Units he may have earned hereunder.

      8. Acceleration upon Change in Control. Notwithstanding anything to the contrary, if there is a Change in Control of Waste Management, Inc. prior to the end of the Performance Period, Employee will be entitled to immediately receive both (a) and (b), as follows:

            (a) the Performance Share Units that he would have otherwise received based upon achievement of ROIC after reducing the Performance Period so that it ends on the last day of the quarter preceding the Change in Control (the "Early Measurement Date") and making adjustments to Target ROIC so as to be equal to the ROIC budgeted for that period and appropriate adjustments to Threshold ROIC and Maximum ROIC so that they bear the same ratio to the Threshold ROIC and Maximum ROIC amounts above as the revised Target ROIC amount bear to the Target ROIC amount above, converted into a cash payment equivalent to the number of Performance Share Units earned under this Section 8 multiplied by the closing price of the Common Stock on the Early Measurement Date; and

            (b) as a substitute award for the lost opportunity to earn Performance Stock Units for the entire length of the original Performance
      Period:

                  (i) if the successor entity was a publicly traded company as of the Early Measurement Date, an award of restricted stock units in the successor entity equal to the number of shares of common stock of the successor entity that could have been purchased of such stock on the Early Measurement Date with an amount of cash equal to the product of the following equation:

                                TAP X EMD__ X CP
                                    --------
                                    1096-EMD

            TAP = the number of Performance Share Units that could be earned for achievement of the original Target ROIC specified in Section 3(a)

            EMD = the number of days occurring from the Grant Date to the Early Measurement Date


            CP = the closing price of a share of Common Stock of Waste Management, Inc. on the Early Measurement Date

            Any restricted stock units in the successor entity awarded under this Section 8(b)(i) will vest completely on or before December 31, 2007, provided that Employee remain continuously employed with the successor entity until such date. The foregoing notwithstanding, if there is an involuntary Termination of Employee for reason other than Cause during the Window Period, Employee will become immediately vested in full in the restricted stock units in the successor entity awarded pursuant to this Section 8(b)(i).

                  (ii) if the successor entity was not a publicly traded company as of the Early Measurement Date, a cash payment equal to the product of the following equation:

                                TAP X EMD__ X CP
                                     --------
                                     1096-EMD

            TAP = the number of Performance Share Units that could be earned for achievement of the original Target ROIC specified in Section 3(a)

            EMD = the number of days occurring from the Grant Date to the Early Measurement Date

            CP = the closing price of a share of Common Stock of Waste Management, Inc. on the Early Measurement Date

            Any cash payment calculated under this Section 8(b)(ii) will be paid to Employee on December 31, 2007, provided that Employee remain continuously employed with the successor entity until such date. The foregoing notwithstanding, if there is an involuntary Termination of Employee for reason other than Cause during the

            Window Period, Employee will be paid by the successor entity the amount determined pursuant to this Section 8(b)(ii).

      9. Forfeiture of Award. Upon Termination of Employment from the Company for any reason other death, retirement, disability, involuntary termination by the Company without Cause, or Change in Control, Employee shall immediately forfeit the unvested portion of the Award, without the payment of any consideration or further consideration by the Company. Upon forfeiture, neither Employee nor any successors, heirs, assigns, or legal representatives of Employee shall thereafter have any further rights or interest in the unvested portion of the Award.

      10. Elective Deferrals.

            (a) The Committee may establish procedures pursuant to which Employee may elect to defer, until a time or times later than the vesting of a Performance Share Unit, receipt of all or a portion of the shares of Common Stock deliverable in respect of a Performance Share Unit, all on such terms and conditions as the Committee (or its designee) shall determine in its sole discretion. If any such deferrals are permitted for Employee, then notwithstanding any provision of this Agreement or the Plan to the contrary, an Employee who elects such deferral shall not have any rights as a stockholder with respect to any such deferred shares of Common Stock unless and until the date the deferral expires and certificates representing such shares are required to be delivered to Employee.

            (b) Notwithstanding any provision to the contrary in this Agreement, if deferral of Performance Share Units is permitted, each provision of this Agreement shall be interpreted to permit the deferral of compensation only as allowed in compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") and any provision that would conflict with such requirements shall not be valid or enforceable. Employee and the Company further hereby agree to execute such further instruments and take such further action as reasonably may be necessary to comply with Section 409A of the Internal Revenue Code.

      11. Restrictions on Transfer.

            (a) Absent prior written consent of the Committee, the Award granted hereunder to Employee may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise; provided, however, that the transfer of any shares of Common Stock with respect to the Performance Share Units earned hereunder shall not be restricted by virtue of this Agreement.

            (b) Consistent with the foregoing, except as contemplated by Section 12, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If Employee or his Beneficiary hereunder shall attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 12, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution sequestration, or any other form of process or involuntary lien or seizure, then such attempt shall have no effect and shall be void.

      12. Assignment and Transfers. Prior to the end of the Performance Period and the delivery of the Common Stock with respect to any Performance Share Units earned, the Award is not transferable (either voluntarily or involuntarily), other than pursuant to a domestic relations order. Employee may designate a beneficiary or beneficiaries (the "Beneficiary") to whom the Performance Share Units will pass upon Employee's death and may change such designation from time to time by filing a written designation of beneficiary on the form attached hereto as Exhibit A, or such other form as may be prescribed by the Committee, provided that no such designation shall be effective until filed with the Company. Following Employee's death, the Performance Share Units will pass to the designated Beneficiary and such person will be deemed Employee for purposes of any applicable provisions of this Agreement. If no such designation is made or if the designated Beneficiary does not survive Employee's death, the Performance Share Units shall pass by will or, if none, then by the laws of descent and distribution.

      13. Withholding Tax. To the extent that the receipt of this Award, vesting, or the delivery of the Common Stock with respect to any Performance Share Units earned results in income to Employee for federal or state tax purposes, Employee shall deliver to the Company at the time of such receipt, such amount of money or shares of Common Stock earned or owned by Employee, at Employee's election, as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or other form of remuneration then or thereafter payable to Employee any tax required to be withheld by reasons of such resulting compensation income.

      14. Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of Waste Management, Inc., or both, shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number of Performance Share Units shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares.

      15. Compliance with Securities Laws. The Company will not be required to deliver any shares of Common Stock pursuant to this Agreement, if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. Prior to the issuance of any shares pursuant to this Agreement, the Company may require that Employee (or Employee's legal representative upon Employee's death or disability) enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

      16. Employee to Have no Rights as a Stockholder. The Employee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this Award prior to the date on which he or she is recorded as the holder of such shares of Common Stock on the records of the Company. However, for Performance Share Units that are vested and deferred pursuant to Section 9, the Company will pay Dividend Equivalents during the deferral periodin the form, as elected by Employee at the time of the deferral, of either (a) immediate cash payments, or (ii) additional Performance Share Units credited to Employee's deferral account.

      17. Successors and Assigns.

            (a) This Agreement shall bind and inure to the benefit of and be enforceable by Employee, the Company and their respective permitted successors or assigns (including personal representatives, heirs and legatees), except that Employee may not assign any rights or obligations under this Agreement except to the extent, and in the manner, expressly permitted herein.

            (b) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

      18. Limitation of Rights. Nothing in this Agreement or the Plan may be construed to:

            (a) give Employee any right to be awarded any further Performance Share Units (or other form of stock incentive awards) other than in the sole discretion of the Committee;

            (b) give Employee or any other person any interest in any fund or in any specified asset or assets of the Company (other than the Award and applicable Common Stock following the vesting of such Award); or

            (c) confer upon Employee the right to continue in the employment or service of the Company.

      19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without reference to principles of conflict of laws.

      20. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      21. No Waiver. The failure of Employee or the Company to insist upon strict compliance with any provision of this Agreement or the failure to assert any right Employee or the Company may have under this Agreement shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

      22. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Plan. Certain other terms used herein have definitions given to them in the first place in which they are used. In addition, the following terms shall have the meanings set forth in this Section 22.

            (a) "Board" means the Board of Directors of Waste Management, Inc.

            (b) "Cause" means any of the following: (i) willful or deliberate and continual refusal to materially perform Employee's employment duties reasonably requested by the Company after receipt of written notice to Employee of such failure to perform, specifying such failure (other than as a result of Employee's sickness, illness, injury, death or disability) and Employee fails to cure such nonperformance within ten (10) days of receipt of said written notice; (ii) breach of any statutory or common law duty of loyalty to the Company; (iii) Employee has been convicted of, or pleaded nolo contendre to, any felony; (iv) Employee willfully or intentionally caused material injury to the Company, its property, or its assets; (v) Employee disclosed to unauthorized person(s) proprietary or confidential information of the Company that causes a material injury to the Company; (vi) any material violation or a repeated and willful violation of the Company's policies or procedures, including but not limited to, the Company's Code of Business Conduct and Ethics (or any successor policy) then in effect.

            (c) "Change in Control" means the first to occur on or after the Grant Date of any of the following events:

                  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities;

                  (ii) the following individuals cease for any reason to
            constitute a majority of the number of directors then serving: individuals who, on the Grant Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the Grant Date or whose appointment, election or nomination for election was previously so approved or recommended (the "Incumbent Board");

                  (iii) there is a consummated merger or consolidation of the
            Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of
            complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  For purposes of this definition, the following terms shall have the following meanings:

                        (A) "Beneficial Owner" shall have the meaning set forth
                  in Rule 13d-3 under the Exchange Act;

                        (B) "Exchange Act" means the Securities and Exchange Act
                  of 1934, as amended from time to time;

                        (C) "Person" shall have the meaning set forth in Section
                  3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an employee benefit plan of the Company, (4) an underwriter temporarily holding securities pursuant to an offering of such securities or (5) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock.

            This definition of Change in Control will be modified if and to the extent necessary to ensure compliance with the requirements of Section 409A of the Internal Revenue Code, and Employee and the Company agree to execute such further instruments and take such further action as reasonably may be necessary to comply with Section 409A of the Internal Revenue Code.

            (d) "Committee" means the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time.

            (e) "Depreciation and Amortization Costs and Expenses" has the meaning assigned in Item 6 of the Form 10-K filed with the Securities and Exchange Commission by the Waste Management, Inc. on February 20, 2004. And, for purposes of this Award, shall be calculated in accordance with the accounting pronouncements, polices and classifications used therein.

            (f) "Dividend Equivalent" means an amount of cash equal to all dividends and other distributions (or the economic equivalent thereof) that are payable by the Company on one share of Common Stock to stockholders of record, which, in the discretion of the Committee, may be awarded (i) in connection with any Award under the Plan while such Award is outstanding or otherwise subject to a Restriction Period and on a like number of shares of Common Stock under such Award or (ii) singly. Dividend Equivalents will be paid at such time as dividends are paid on the Company's outstanding shares of Common Stock.

            (g) "EBIT" means the sum of Operating Revenue, less Operating Costs and Expenses, less Selling, General and Administrative Costs and Expenses, less Depreciation and Amortization Costs and Expenses.

            (h) "Goodwill" means the excess of the cost of an acquired company over the sum of the fair market value of its identifiable individual assets less the liabilities. For purposes of calculation of this Award, the value of Goodwill shall be the balance of such as reported by Waste Management, Inc. as of December 31 for each applicable year.

            (i) "Invested Capital" means economic resources that are expected to help generate future cash inflows or help reduce future cash outflows. Invested Capital is equivalent to current maturities of long term debt, plus long term debt, plus shareholders equity, less cash and less Goodwill. For purposes of calculation of this Award, the value of Invested Capital shall be the balance of such as reported by Waste Management, Inc. as of December 31 for each applicable year.

            (j) "Net Operating Profit After Taxes" or "NOPAT" means the product of EBIT multiplied by the sum of 1 minus the Tax Rate.

            (k) "Operating Costs and Expenses" has the meaning assigned in Item 6 of the Form 10-K filed with the Securities and Exchange Commission by the Waste Management, Inc. on February 20, 2004, exclusive of Depreciation and Amortization. And, for purposes of this Award, Operating Costs and Expenses shall be calculated in accordance with the accounting pronouncements, polices and classifications used in that Form 10-K.

            (l) "Operating Revenue" has the meaning assigned in Item 6 of the Form 10-K filed with the Securities and Exchange Commission by the Waste Management, Inc. on

      February 20, 2004. And, for purposes of this Award, Operating Revenue shall be calculated in accordance with the accounting pronouncements, polices and classifications used in that Form 10-K.

            (m) "Selling, General and Administrative Costs and Expenses" has the meaning assigned in Item 6 of the Form 10-K filed with the Securities and Exchange Commission by the Waste Management, Inc. on February 20, 2004. And, for purposes of this Award, Selling, General and Administrative Costs and Expenses shall be calculated in accordance with the accounting pronouncements, polices and classifications used in that Form 10-K.

            (n) "Tax Rate" is equal to 38.8%, and shall assumed to remain constant for the Performance Period.

            (o) "Termination of Employment" means the termination of Employee's employment with the Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Waste Management, Inc. and its Subsidiaries and Affiliates will not be considered a Termination of Employment. Any questions as to whether and when there has been a Termination of Employment, and the cause of such termination, shall be determined by the Committee, and its determination will be final.

            (p) "Window Period" means the period commencing on the date occurring six (6) months immediately prior to the date on which a Change in Control first occurs and ending the second anniversary of the date on which a Change in Control occurs.

      23. Entire Agreement.

            (a) Employee hereby acknowledges that he has received, reviewed and accepted the terms and conditions applicable to this Agreement. Employee hereby accepts such terms and conditions, subject to the provisions of the Plan and administrative interpretations thereof. Employee further agrees that such terms and conditions will control this Agreement, notwithstanding any provisions in any employment agreement or in any prior awards.

            (b) Employee hereby acknowledges that he is to consult with and rely upon only Employee's own tax, legal, and financial advisors regarding the consequences and risks of this Agreement and the award of Performance Share Units.

            (c) This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

      24. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same original.

      IN WITNESS WHEREOF, Waste Management, Inc. has caused this Agreement to be duly executed by one of its officers thereunto duly authorized, which execution may be facsimile, engraved or printed, which shall be deemed an original, and Employee has executed this Agreement, effective as of the day and year first above written.

                                      WASTE MANAGEMENT, INC.

                                      By:
                                          --------------------------------------


                                      EMPLOYEE

                                      By:
                                          --------------------------------------

                                                  EXHIBIT A TO PERFORMANCE SHARE
                                                            UNIT AWARD AGREEMENT

             PERFORMANCE SHARE UNIT AWARD AGREEMENT PURSUANT TO THE
                WASTE MANAGEMENT, INC. 2004 STOCK INCENTIVE PLAN
                           DESIGNATION OF BENEFICIARY

      I, _____________________________________ ("Employee") hereby declare that upon my death ___________________ (the "Beneficiary") of _______________________

                                                                 Street Address

___________________________, who is my _______________________, will be entitled

City    State      Zip Code            Relationship to Employee

to the Performance Share Units and all other rights accorded Employee by the above-referenced Performance Share Unit Award Agreement.

      It is understood that this designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated therein, including the Beneficiary's survival of Employee. If any such condition is not satisfied, such rights shall devolve according to Employee's last will and testament, or if none, then the laws of descent and distribution.

      It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this designation of Beneficiary may only be revoked in writing, signed by Employee, duly notarized, and filed with the Company.
                                      __________________________________________
                                      Employee
                                      __________________________________________
                                      Date

Signed before me, this _______
day of ______, 20____.

___________________________________
Notary Public, State of ___________